                                                                   EXHIBIT 10(c)


                                October 31, 2001




Martin Industries, Inc.
Attention: Mr. James W. Truitt
Vice President and Chief Financial Officer
P.O. Box 128
Florence, Alabama 35631


Re: Line of Credit (Account #120435-524769); Term Loan (Account #120435-087445 and #120435-087452); Loan Agreement dated January 7,
         1993, as amended April 5, 1994, February 17, 1995, March 15, 1995,
         March 28, 1996, August 28, 1997, January 1, 2000, December 29, 2000,
         January 31, 2001, March 15, 2001, May 15, 2001, June 15, 2001,
         September 1, 2001 and October 15, 2001(collectively "Loan Agreement") by and among Martin Industries, Inc. ("Martin Industries") and AmSouth Bank ("the Bank"). In this letter capitalized terms shall be given the meanings indicated in the Loan Agreement and/or in this letter.

Dear Mr. Truitt:

I am writing this letter to you concerning the indebtednesses ("Indebtednesses") referenced above of Martin Industries to the Bank and your recent request that the Loan Agreement be amended to effect certain amendments to the Loan Agreement and a waiver by the Bank of compliance by Martin Industries with certain of the covenants contained therein. In response to that request, the Bank hereby amends the Loan Agreement as follows:

         A. The term "Borrowing Base" in Section 1.02 is amended as follows:

         "BORROWING BASE" shall mean, from September 1, 2001 through November 12, 2001, the sum of (a) 90% of the Net Outstanding Amount of Eligible Accounts other than Eligible Dating Accounts, plus (b) 80% of the Net Outstanding Amount of Eligible Dating Accounts, plus (c) 35% of the collateral value of Eligible Finished Goods Inventory, plus (d) 28% of the collateral value of Eligible Raw Material Inventory. The foregoing notwithstanding, the Borrower shall be entitled to overadvance the Line of Credit in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the "Overadvance Amount") in excess of the Borrowing Base until the earlier to occur of (i) November 12, 2001, or
(ii) the consummation of the sale of substantially all of the assets constituting the Broilmaster gas barbeque grill product line of the Borrower. From November 13, 2001 until the Line of Credit Termination Date, "Borrowing Base" shall mean the sum of (a) 80% of the Net Outstanding Amount of Eligible Accounts, plus (b) 80% of the Net Outstanding Amount of Eligible Dating Accounts, plus (c) 35% of the collateral value of Eligible Finished Goods Inventory, plus (d) 28% of the collateral value of Eligible Raw Material Inventory.

Mr. James W. Truitt
October 31, 2001
Page 2

         B. The definition of "Maximum Line of Credit" in Section 1.02 is amended as follows:

                           MAXIMUM LINE OF CREDIT shall mean (a) from the date hereof until November 12, 2001, the lesser of (i) the Borrowing Base then in effect and (ii) $9,500,000, and (b) from November 13, 2001 until the Line of Credit Termination Date, the lesser of (i) the Borrowing Base then in effect and (ii) $7,500,000.

         C. Effective November 13, 2001, the figure "$15,000,000" that appears in the fourth line of Section 3.02, which was previously amended to "$10,000,000", and then further amended to "$11,000,000", and then further amended to read "$9,500,000", shall be amended to read "$7,500,000".

         D. The forms of Borrowing Based Certification to the Bank, as included as Exhibit A-1 and Exhibit A-2 to the letter agreement amending the Loan Agreement and Other Loan Documents dated as of September 1, 2001, are hereby amended and replaced by the forms of Borrowing Based Certification included as Exhibit A-1 hereto for the period from September 1, 2001 through November 12, 2001 and Exhibit A-2 hereto from November 13, 2001 until the Line of Credit Termination Date.

Effective as of October 31, 2001, all references in the Loan Documents to the "Loan Agreement" shall mean the Loan Agreement, as heretofore modified and amended and as further modified and amended hereby. Effective as of November 12, 2001, the words "fifteen million dollars" and figure "$15,000,000" as used in any of the Loan Documents to refer to the maximum principal amount of the Line of Credit Master Note, as amended to "ten million dollars" and "$10,000,000", as further amended to read "thirty million dollars" and $30,000,000", as further amended to read "ten million dollars" and "$10,000,000", as further amended to read "eleven million dollars" and "$11,000,000", and as further amended to read "nine million five hundred thousand dollars" and "$9,500,000", are further amended to read "seven million five hundred thousand dollars" and "$7,500,000", respectively.

In all other respects, the Loan Agreement shall remain in full force and effect in accordance with its terms.

In addition to the foregoing, the Bank waives with respect to the periods ended September 1, 2001 and September 29, 2001, any default or Event of Default arising out of the Borrower's failure to comply with Sections 8.09, 8.11, 8.12,
8.13 and 8.20 of the Loan Agreement.

To evidence the acceptance of the foregoing amendment and waiver on the terms and conditions set forth herein, please sign and return to me the enclosed copy of this letter agreement. By so signing the enclosed copy of this letter agreement, Martin Industries acknowledges and agrees to the following terms and conditions of such amendment and waiver:

Mr. James W. Truitt
October 31, 2001
Page 3

1. This letter agreement shall not be deemed to be an accord and satisfaction of the Indebtednesses or any other obligation owed to the Bank.

2. All collateral that now secures all or any of the Indebtednesses shall continue to secure same. Nothing in this letter agreement diminishes any security interest or lien that the Bank has in any assets securing the Indebtednesses. All of the collateral, rights, security, and guarantees that the Bank now has to secure any of the Indebtednesses due from Martin Industries shall remain in full force and effect and are hereby ratified and confirmed.

3. Except as provided by the waiver contained in this letter agreement with respect to Sections 8.09, 8.11, 8.12, 8.13 and 8.20 of the Loan Agreement (the "Waiver"), the Bank reserves all of its rights and remedies under the Loan Agreement, the Security Documents, any other Loan Documents, and/or applicable law, in respect of any Event(s) of Default. The current non-exercise by the Bank of any rights and remedies which it may have shall not constitute a release or waiver of any of its rights and/or remedies or a release or waiver of any Event(s) of Default under the Loan Agreement, the Security Documents, or any other Loan Documents, except for the Waiver provided in this letter agreement. The Bank specifically reserves the right to invoke any and all rights and remedies at any time in its sole discretion.

4. Martin Industries hereby releases, satisfies, cancels, waives, acquits, and forever discharges the Bank, its directors, officers, employees, agents, attorneys, successors and assigns, of and from any and all claims, demands, actions, or causes of action of any kind or character, arising at any time in the past, up to and including the date of this letter agreement, which relate or pertain in any way to the Indebtednesses and/or collection of them.

5. The Indebtednesses are owed by Martin Industries to the Bank for the amounts (exclusive of outstanding letters of credit, ACH exposures and the Bank's attorneys fees) herein stated and there are no defenses, setoffs, or counterclaims with respect to any of them:

                                                                      Payoff as of
          General Description             Obligation No.                10/31/01
         ---------------------       -----------------------       ------------------

         Term Loan #1                        #087452                  $1,917,828.60
         Line of Credit                      #524769                  $7,435,238.01


6. Martin Industries agrees to pay the Indebtednesses strictly and promptly in accordance with the terms of the applicable promissory notes or other debt instruments, as specifically modified by the Loan Agreement and this letter agreement.

Mr. James W. Truitt
October 31, 2001
Page 4


7. Martin Industries agrees to pay to the Bank's counsel, Wilmer, Lee & Rowe, P.A., on or before November 13, 2001, all of its attorney's fees incurred in connection with this amendment and/or the collection of the Indebtednesses.

                                              Very truly yours,


                                              /s/ Darlene Chandler
                                              Darlene Chandler
                                              Vice President

cc:      Denson N. Franklin III, Esq.
         S. Dagnal Rowe, Esq.



ACCEPTED AND AGREED TO BY:

   MARTIN INDUSTRIES, INC.

By:               /s/ James W. Truitt
    -------------------------------------------------
                    James W. Truitt
    Its Vice President and Chief Financial Officer

                                                                     EXHIBIT A-1

                             MARTIN INDUSTRIES, INC.

                  BORROWING BASE CERTIFICATION TO AMSOUTH BANK
           (For use from September 1, 2001 through November 12, 2001)
                          Status as of _______________

         Pursuant to Section 3.08 of the Loan Agreement originally dated as of January 7, 1993, as amended, by and between the respective predecessors in interest of Martin Industries, Inc. (the "Borrower") and AmSouth Bank (the "Lender"), as of ___________, the Borrower hereby certifies to the Lender as follows:


1.       Net Outstanding Amount of Eligible Accounts
                                                                        $
                                                                         -------------

2.       90% of Net Outstanding Amount of Eligible Accounts
                                                                                                $
                                                                                                 -------------

3.       Net Outstanding Amount of Eligible Dating Accounts
                                                                        $
                                                                         -------------

4.       80% of Net Outstanding Amount of Eligible Dating Accounts
                                                                                                $
                                                                                                 -------------

5.       Collateral value of Eligible Finished Goods Inventory
                                                                        $
                                                                         -------------

6.       35% of collateral value of Eligible Finished Goods Inventory
                                                                                                $
                                                                                                 -------------

7.       Collateral value of Eligible Raw Material Inventory
                                                                        $
                                                                         -------------

8.       28% of collateral value of Eligible Raw Material Inventory
                                                                                                $
                                                                                                 -------------


9.       TOTAL BORROWING BASE                                                                   $
                                                                                                 -------------


10.      Maximum Line of Credit Amount                                                          $
                                                                                                 -------------


11.      Amount Outstanding Under Line of Credit                                                $
                                                                                                 -------------


12.      AMOUNT AVAILABLE UNDER LINE OF CREDIT                                                  $
                                                                                                 -------------

Borrower:

MARTIN INDUSTRIES, INC.

By:
   ------------------------
Its:
    -----------------------

                                                                     EXHIBIT A-2

                             MARTIN INDUSTRIES, INC.

                  BORROWING BASE CERTIFICATION TO AMSOUTH BANK
   (For use from November 13, 2001 until the Line of Credit Termination Date)
                          Status as of _______________

         Pursuant to Section 3.08 of the Loan Agreement originally dated as of January 7, 1993, as amended, by and between the respective predecessors in interest of Martin Industries, Inc. (the "Borrower") and AmSouth Bank (the "Lender"), as of ___________, the Borrower hereby certifies to the Lender as follows:



1.       Net Outstanding Amount of Eligible Accounts
                                                                        $
                                                                         -------------

2.       80% of Net Outstanding Amount of Eligible Accounts
                                                                                                $
                                                                                                 -------------

3.       Net Outstanding Amount of Eligible Dating Accounts
                                                                        $
                                                                         -------------

4.       80% of Net Outstanding Amount of Eligible Dating Accounts
                                                                                                $
                                                                                                 -------------

5.       Collateral value of Eligible Finished Goods Inventory
                                                                        $
                                                                         -------------

6.       35% of collateral value of Eligible Finished Goods Inventory
                                                                                                $
                                                                                                 -------------

7.       Collateral value of Eligible Raw Material Inventory
                                                                        $
                                                                         -------------

8.       28% of collateral value of Eligible Raw Material Inventory
                                                                                                $
                                                                                                 -------------


9.       TOTAL BORROWING BASE                                                                   $
                                                                                                 -------------


10.      Maximum Line of Credit Amount                                                          $
                                                                                                 -------------



11.      Amount Outstanding Under Line of Credit                                                $
                                                                                                 -------------



12.      AMOUNT AVAILABLE UNDER LINE OF CREDIT                                                  $
                                                                                                 -------------

Borrower:

MARTIN INDUSTRIES, INC.

By:
   ------------------------
Its:
    -----------------------


                                        8